SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 16, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 16, 2004, Dynegy Inc. (“Dynegy”) issued a press release announcing that Howard B. Sheppard, the Assistant Treasurer of ChevronTexaco Corp. since October 2001, has been appointed to Dynegy’s board of directors. Mr. Sheppard replaces John S. Watson as the second ChevronTexaco representative on Dynegy’s board of directors.

A copy of Dynegy’s March 16th press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document
99.1	Press release dated March 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 16, 2004	By:	/s/ J. KEVIN BLODGETT
	Name:	J. Kevin Blodgett
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated March 16, 2004.